UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2011

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On February 16, 2011, The Williams Companies, Inc. ("Williams") issued a press release announcing that its board of directors approved pursuing a plan to separate its businesses into two stand-alone, publicly traded corporations. The plan provides for Williams to conduct an initial public offering of up to 20 percent of its interest in its exploration and production business ("New E&P") in the third quarter of 2011 and, in 2012, to complete a tax-free spinoff of its remaining interest in New E&P to Williams stockholders. Following the spinoff, Williams stockholders would own an interest in New E&P and in Williams, which will then own and operate North American natural gas pipeline and midstream infrastructure assets. Williams has engaged financial and legal advisors to assist with its pursuit of the plan of separation, which is subject to customary regulatory approvals, the receipt of a tax opinion from counsel and /or IRS rulings, the execution of intercompany agreements, finalization of the capital structure of the two corporations, final approval of Williams' board and other customary matters.

In such press release, Williams also announced its intention to increase its quarterly dividend by 60 percent to $0.20 per Williams share, effective with the first quarter 2011, paid in June 2011. Williams is targeting an additional 10 percent to 15 percent increase for the quarterly dividends it will pay beginning in June 2012.

The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01, Regulation FD Disclosure. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a) None

(b) None

(c) None

(d) Exhibits

99.1 Williams' press release dated February 16, 2011, publicly announcing a plan of separation and an increased dividend

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

February 16, 2011	By:	La Fleur C. Browne

Name: La Fleur C. Browne
Title: Assistant General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Williams' press release dated February 16, 2011, publicly announcing a plan of separation and an increased dividend